Exhibit 99.2
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Current Report on Form 10-Q of Claire's Stores, Inc. (the "Company") for the quarterly period ended May 3, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ira D. Kaplan, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/  Ira  D.  Kaplan
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                                                  Ira  D.  Kaplan
                                                  Chief  Financial  Officer
                                                  June  16,  2003